UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2005

APOLLO GOLD CORPORATION

(Exact name of registrant as specified in its charter)

Yukon Territory, Canada (State or other jurisdiction of incorporation or organization)	1-31593 (Commission File Number)	Not Applicable (I.R.S. Employer Identification Number)

5655 South Yosemite Street, Suite 200 Greenwood Village, Colorado (Address of principal executive offices)	80111-3220 (Zip Code)

Registrant’s telephone number, including area code: (720) 886-9656

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On May 11, 2005, Apollo Gold Corporation issued a press release reporting its financial results for the three months ended March 31, 2005. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

      (c)       Exhibits

Exhibit
No.	Description
99.1	Press release of Apollo Gold Corporation dated May 11, 2005, reporting financial results for the three months ended March 31, 2005.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 11, 2005
APOLLO GOLD CORPORATION
	By:	/s/ MELVYN WILLIAMS
Melvyn Williams
Chief Financial Officer and Senior Vice President - Finance and Corporate Development

EXHIBIT INDEX

Exhibit
No.	Description
99.1	Press release of Apollo Gold Corporation dated May 11, 2005, reporting financial results for the three months ended March 31, 2005.